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                                                                   Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 20, 1997 included in The Vantive Corporation's Form 10-K for the year ended December 31, 1996.


                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP

San Jose, California
Novenber 3, 1997